UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

America Great Health

(Exact name of registrant as specified in charter)

wyoming

(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA 91803	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

Clinical Observation Study of Ion-Modified Peptide Products

America Great Health (the “Company”) is providing an update regarding a clinical observation study involving ion-modified peptide products identified in the study as AX-3 (“Ion Peptide No. 1”) and PPY-3 (“Ion Peptide No. 4”).

The clinical observation study was conducted at Zhejiang Kangjing Hospital in China during the period from December 2024 through May 2026. According to the study report provided to the Company, the study evaluated the use of the ion-modified peptide products as adjunctive treatment in a total of ten subjects, consisting of eight subjects with solid tumors, one subject with malignant lymphoma, and one subject with bronchiectasis accompanied by hemoptysis.

The eight subjects with solid tumors included five subjects with lung cancer or lung cancer with metastatic disease, two subjects with colorectal cancer, and one subject with liver cancer. Certain subjects had significant underlying medical conditions or advanced disease.

The study was observational in nature and the ion-modified peptide products were administered as adjunctive treatment rather than as stand-alone cancer therapy. The solid-tumor subjects had received or were receiving other forms of treatment, including chemotherapy, radiation therapy, surgery and/or targeted therapy. Accordingly, the observed outcomes cannot be attributed solely to the ion-modified peptide products.

The hospital’s report describes observations at baseline and, where available, approximately one month, three months and six months after initiation of adjunctive treatment. The observations included clinical symptoms, vital signs, peripheral blood measurements, lipid-related measurements and certain immune-cell measurements.

According to the report, certain subjects experienced improvements in reported clinical symptoms during the observation period. The underlying patient data also reflect changes over time in certain measured parameters. The results, however, varied among subjects and across measured parameters.

Two subjects with advanced malignancies and significant underlying disease died approximately 25 days and 22 days, respectively, after beginning the observation period and were withdrawn from the study. The hospital report states that both subjects had advanced disease complicated by multiple-organ failure.

The hospital report further states that, based on the observations reported, no significant treatment-related toxicity or adverse effects were identified among the study subjects, other than a reported issue regarding discomfort associated with swallowing the relatively large capsules.

Limitations of the Observations

The Company cautions investors that the study was a small, preliminary clinical observation involving only ten subjects and was not a randomized, blinded or placebo-controlled clinical trial.

In addition, the subjects had heterogeneous diseases, stages of disease, underlying conditions and treatment histories. The subjects with solid tumors also received other therapeutic interventions, including chemotherapy, radiation therapy, surgery and/or targeted therapies. These factors substantially limit the ability to determine whether any observed clinical changes were caused by the ion-modified peptide products.

The hospital report itself acknowledges that the use of concurrent or prior cancer therapies limits the ability to independently evaluate the effect of the ion-modified peptide products based on changes in tumor morphology observed through imaging.

Accordingly, the observations described in the report should not be interpreted as establishing the safety or efficacy of AX-3, PPY-3 or any other Company product for the diagnosis, treatment, mitigation, cure or prevention of cancer or any other disease. Additional research, including appropriately designed controlled clinical studies, would be required to evaluate safety and efficacy.

The Company views the hospital report as preliminary observational information that may assist the Company in evaluating potential future research and development activities relating to its ion-modified peptide technology.

Copies of the hospital’s clinical observation report and the accompanying patient observation tables are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The Company will continue to evaluate the results of the observation study and potential next steps. There can be no assurance that these observations will be replicated in additional studies, that future studies will produce favorable results, or that any product based on the Company’s ion-modified peptide technology will receive regulatory approval or be successfully commercialized.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements concerning the Company’s evaluation of the clinical observation results, potential future research and development activities, additional studies, regulatory activities and the potential development or commercialization of products utilizing ion-modified peptide technology. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, among others, the preliminary and observational nature of the reported results; the small number and heterogeneous characteristics of the subjects; the absence of a randomized control group; the use of concurrent or prior therapies; the Company’s ability to reproduce or validate the reported observations in larger and appropriately controlled studies; the risks and uncertainties inherent in product development and clinical research; regulatory requirements applicable to the Company’s products and activities; and the other risks described in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Zhejiang Kangjing Hospital Clinical Observation Study Report Regarding Ion-Modified Peptide Adjunctive Treatment
99.2	Patient Observation Data Tables Relating to Ion-Modified Peptide Adjunctive Treatment
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 24, 2026

AMERICA GREAT HEALTH

By:	/s/ Mike Wang
Name:	Mike Wang
Title:	President

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